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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                        ________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                       DATE OF REPORT:  DECEMBER 10, 1996
                       (Date of earliest event reported)

                        ________________________________


                            GENCOR INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                        ________________________________


         DELAWARE                          0-3821                      59-0933147
(State or other jurisdiction of   (Commission File Number)  (IRS Employer Identification
 incorporation or organization)                                           No.)


            5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810
               (Address of principal executive offices, zip code)

                                 (407) 290-6000
              (Registrant's telephone number, including area code)

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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF THE PED DIVISION

     On December 10, 1996, pursuant to a definitive agreement dated as of August 12, 1996, as amended by the First Amendment dated as of November 22, 1996, and the Second Amendment dated as of December 10, 1996, (collectively, the "Acquisition Agreement"), Gencor Industries, Inc., a Delaware corporation, ("Gencor" or "Registrant") completed the acquisition of the Process Equipment Division ("PED Division") of Ingersoll-Rand Company, a New Jersey corporation ("Ingersoll-Rand") for $60,868,697 (subject to certain post-closing adjustment as provided for in the Aquisition Agreement). The entire purchase price was paid for in cash. In addition, Gencor provided Ingersoll-Rand with a $3,069,274 letter of credit in connection with the purchase by Gencor of Ingersoll-Rand's interest in a Chinese joint venture. For further information concerning the terms of the acquisition, see the Acquisition Agreement and all amendments thereto, which are exhibits hereto and are incorporated herein by reference.

     Gencor obtained the funds to finance the acquisition from a combination of debt and equity. The debt funding was provided by Credit Lyonnais, New York Branch acting for itself and as agent for other financial institutions (the "Lenders") pursuant to a $95 million Senior Secured Credit Agreement (the "Credit Agreement") dated as of December 10, 1996, by and among Gencor, the Lenders and Credit Lyonnais. Gencor also used proceeds from this loan facility to repay certain existing indebtedness (i) in the amount of $15,594,094.12 to its former lender SouthTrust Bank of Alabama, National Association and (ii) in the amount of $440,000 to Lloyds Bank of London. As a condition to closing
(the "Closing") under the Credit Agreement, the Lenders required the operating management of Gencor to contribute up to $3 million dollars in capital to Gencor; $2 million supplied prior to the Closing and up to an additional $1 million to be supplied within 10 days after the Closing. Gencor raised this capital by selling 268,559 shares of its common stock, at a price of $10.625 per share, to its operating management. This price reflected the average market closing price for Gencor common stock during the thirty (30) days preceding August 1, 1996, the date of management's commitment to move such equity infusion.

     The PED Division employs over 500 people and has 9 manufacturing operations and numerous warehousing, distribution, and sales offices worldwide. The PED Division manufactures machinery and equipment for grain pelleting, oil seed processing, and oil production, sugar production, and minerals extraction. Gencor intends to continue operating the PED Division in the same manner as Ingersoll-Rand. The acquisition of the PED Division brings to Gencor additional factories and distribution in the states of New Hampshire, Indiana, Iowa, Missouri, and Colorado, In addition, this acquisition brings to Gencor manufacturing and distribution facilities in Sweden, Netherlands, France, England, Brazil, Ireland and Singapore.

     This acquisition increases Gencor's size substantially and provides significant diversification. Over 65% of the sales from the combined operations of Gencor and the PED Division will come from international markets. Additionally, the acquisition will tend to offset the seasonality in revenues from sales of asphalt production equipment, one of Gencor's primary markets, prior to the acquisition of the PED Division.

CREDIT LYONNAIS FINANCING

     The following discussion of certain provisions of the Credit Agreement and the related security agreements is subject to, and qualified in its entirety by reference to, all of the terms of the Credit Agreement and the security agreements, which are exhibits hereto and incorporated herein by reference.

     To secure the indebtedness under the Credit Agreement, Gencor and its subsidiaries have granted Credit Lyonnais New York Branch (the "Agent") (i) security interests in all of their respective personal property and intellectual property, (ii) mortgage interests in their principal real properties, and (iii) pledges of stock of the Gencor subsidiaries.

     Gencor and its subsidiaries will be able to borrow additional funds from the Lenders pursuant to certain revolving credit loans; provided that such borrowing is limited to certain percentages of receivables and inventory.

     The Credit Agreement contains certain restrictions and covenants which may be waived by the Agent. The restrictions and covenants include a prohibition generally on mergers, consolidations and acquisitions; a prohibition generally on the sale or transfer of assets other than in the ordinary course of business; a prohibition generally on the financing additional indebtedness (except for the financing of fixed or capital assets which does not exceed $3,000,000) certain restrictions on permissible investments, capital expenditures and leases; and certain covenants regarding Gencor's compliance with certain financial ratios - (e.g. EBIDTA, total debt and interest expense.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of the PED Division.

     The financial statements required by this Item are unavailable at this time; and Gencor anticipates filing the required financial statements as soon as practicable, but no later than 60 days after the date this Report is required to be filed.

(b)  Pro forma financial information.

     The pro forma financial statements required by this item are unavailable at this time; and Gencor anticipates filing the required pro forma financial information as soon as practicable, but not later than 60 days after the date this Report is required to be filed.

(c)  Exhibits

     10.1 Purchase Agreement, dated as of August 12, 1996 (previously filed as on Exhibt to Registrant's Report on Form 8-K dated August 12, 1996.)

     10.2 First Amendment to Purchase Agreement, dated as of November 22, 1996.

     10.3   Second Amendment to Purchase Agreement, dated as of December 10,
            1996.

     10.4 $95 million Senior Secured Credit Agreement, by and among Gencor, the Lenders and Credit Lyonnais, New York Bank as Agent to the Lenders and the Issuing Bank with respect to the Letters of Credit.

     10.5 Borrower Security Agreement dated as of December 10, 1996, made by Registrant in favor of Credit Lyonnais New York Branch, as Agent.

     10.6 Borrower Copyright Security Agreement dated as of December 10, 1996, made by Registrant in favor of Credit Lyonnais New York Branch, as Agent.

     10.7 Borrower Pledge Agreement dated as of December 10, 1996, made by Registrant in favor of Credit Lyonnais New York Branch, as Agent.

     10.8 California Pellet Mill Company Security Agreement, dated as of December 10, 1996, made by California Pellet Mill Company in favor of Credit Lyonnais New York Branch, as Agent.

     10.9 California Pellet Mill Company Pledge Agreement, dated as of December 10, 1996, made by California Pellet Mill Company in favor of Credit Lyonnais New York Branch, as Agent.

     10.10 General Combustion Corporation Security Agreement dated as of December 10, 1996, made by General Combustion Corporation in favor of Credit Lyonnais New York Branch, as Agent.

     10.11 Equipment Services Group, Inc. Security Agreement dated as of December 10, 1996, made by Equipment Services Group, Inc. in favor of Credit Lyonnais New York Branch, as Agent.

     10.12 Thermotech Systems Corporation Security Agreement dated as of December 10, 1996, made by Thermotech Systems Corporation in favor of Credit Lyonnais New York Branch, as Agent.

     10.13 Bituma-Stor, Inc. Security Agreement dated as of December 10, 1996, made by Bituma-Stor, Inc. in favor of Credit Lyonnais New York Branch, as Agent.

     10.14 Bituma Corporation Security Agreement dated as of December 10, 1996, made by Bituma Corporation in favor of Credit Lyonnais New York Branch, as Agent.

     10.15 Mortgage made by Gencor, Industries, Inc. in favor of Credit Lyonnais New York Branch, as Agent for certain real property located in Orlando, Florida.

     10.16 Mortgage made by General Combustion Corporation in favor of Credit Lyonnais New York Branch, as Agent for certain real property located in Youngstown, Ohio.

     10.17 Mortgage made by Gencor Industries, Inc. in favor of Credit Lyonnais New York Branch, as Agent for certain real property located in Marquette, Iowa.

     10.18 Mortgage made by California Pellet Mill Company in favor of Credit Lyonnais New York Branch, as Agent for certain real property located in Waterloo, Iowa.

     10.19 Mortgage made by California Pellet Mill Company in favor of Credit Lyonnais New York Branch, as Agent for certain real property located in Crawfordsville, Indiana.

     10.20  Tranche A Term Note

     10.21  Tranche B Term Note

     10.22  Revolving Credit Note

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GENCOR INDUSTRIES, INC.
                                              (Registrant)


Date: December 26, 1996                 By: /s/ John E. Elliott
                                            -------------------
                                            John E. Elliott
                                            Executive Vice-President